UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 26, 2006 (April 20, 2006)
                                                 -------------------------------

                       Innovative Card Technologies, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  000-51260                 14-1861651
  ---------------------------   ----------------------        ------------
 (State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

11601 Wilshire Boulevard, Suite 2160, Los Angeles CA             90025
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (310) 312-0700
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 - Other Events

On April 20, 2006, Innovative Card Technologies, Inc. (the "Company") signed a term sheet whereby the Company would purchase rights relating to the Display Card from nCryptone for 4,500,000 shares of the Company's common stock and $1,000,000 USD to be paid within one year after the close of the acquisition. Included in this proposed acquisition is all intellectual property relating to the DisplayCard under the July 25, 2005 Joint Development Agreement with nCryptone, all nCryptone intellectual property relating to the DisplayCard, and assumption of certain accounts payable directly allocable to the DisplayCard, as well as all tangible assets relating to the DisplayCard.

After the completion of the proposed acquisition, the Company will have all rights, including 100% of all revenues, relating to the DisplayCard that was previously shared by nCryptone under the Joint Development Agreement. The Company will continue to utilize nCryptone personnel for one year after the acquisition for the further development of the technology surrounding the DisplayCard. Additionally, the Company plans to retain the two top executives of the firm who were instrumental in developing the technology of the DisplayCard.

The Company and nCryptone intend to complete due diligence, obtain necessary corporate authorizations and appropriate documents in final form for the proposed acquisition by June 5, 2006. No legally binding obligations have been created, implied or inferred by this agreement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Innovative Card Technologies, Inc.
                                            ----------------------------------
                                                      (Registrant)

Date       April 26, 2006
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                                           By:  /s/ Bennet P. Tchaikovsky
                                                --------------------------------
                                          Name  Bennet P. Tchaikovsky
                                        Title:  Chief Financial Officer